                                                                   Exhibit 10.21

[LOGO] PICTORIS ACQUISITION AGREEMENT

Pictoris Interactive Acquisition Agreement (hereinafter referred to as "this AGREEMENT") dated October 23, 1999 by and between

AGENCY.COM LTD. (hereinafter referred to as the "PURCHASER"), a corporation organized under the laws of the State of Delaware, whose head office is located 665, Broadway NEW YORK, NEW YORK 10012, represented by Johnathan P. TANN, Vice-President;

                                       and

Frederic PIE, a French national, born on December 14, 1964 in L'Hay-les-Roses (F-9424O) and residing at 116, rue de Rennes 75006 PARIS,

Carine BARBELIVIEN, a French national, born on March 13, 1967 in Caen (F-14000) and residing at 5 rue du Faubourg Poissonaiere 75009 PARIS,

Francis MELEARD, a French national, born on February 2, 1968 in Nogent-sur-Marne (F-94130) and residing at 5 rue du Faubourg Poissonniere 75009 PARIS,

(Frederic PIE, Carine BARBELIVIEN and Francis MELEARD are hereinafter collectively referred to as the "NON CORPORATE SELLERS"),

                                       and

IN-COM, a joint stock company established under French law, with shareholder's equity totaling 128,756,200 French Francs, with its head office located at Tour Maine Montparnasse, 33 avenue du Maine, 75755 PARIS CEDEX 15, registered with the Paris R.C.S. (registration number B 335 040 838), and represented by Christophe VIET TRIEM TONG, who is duly empowered to enter into this AGREEMENT,

GALILEO PARTNERS, (hereinafter referred to as "Galileo") acting on behalf of the venture capital investment fund F. C. P. R. Galileo II, a joint stock company established under French law, with shareholder's equity totaling 1,850,000 French Francs, with its head office located at 89, rue Taitbout 75009 PARIS, registered with the Paris R.C.S. (registration number B 419 765 128), and represented by Christophe VIET TRIEM TONG, who is duly empowered to enter into this AGREEMENT,

(IN-COM and GALILEO are hereinafter collectively referred to as the "CORPORATE SELLERS"; the CORPORATE SELLERS are acting severally -- sans solidarite entre eux, ni solidarite avec les NON CORPORATE SELLERS -- unless hereinafter otherwise stipulated).


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

                                  Witnesseth:

      Whereas Pictoris Interactive is a joint stock company established under French law, with shareholder's equity totaling 1,547,000 French Francs, with its head office located at 60/62, rue d'Hauteville 75010 PARIS, registered with the Paris R.C.S. (registration number B 404 135 709) (hereinafter referred to as the "COMPANY").

      Whereas, at the date of execution of this AGREEMENT, the NON CORPORATE SELLERS are the owners of all of the outstanding Category "1" shares of the COMPANY, and the CORPORATE SELLERS are the owners of all of the outstanding Category "2" shares of the COMPANY;

      Whereas, the NON CORPORATE SELLERS and the CORPORATE SELLERS (hereinafter collectively referred to as the "SELLERS" and individually as a "SELLER") desire to have the right to sell all of the shareholders equity of the COMPANY, and the PURCHASER desires to purchase a small percentage of the shares of the COMPANY at the date of execution of this AGREEMENT, and wishes to have the right to acquire the entirety of the shares of the COMPANY;

      Whereas, the SELLERS and the PURCHASER are convinced that the ultimate control of the COMPANY by the PURCHASER is in the COMPANY'S best interest, as the combined resources of the two corporations will create a high potential for expansion for the COMPANY;

      Whereas, S. R. C. LOCALISATION a subsidiary of the PURCHASER (hereafter referred to as "Agency.Com : Paris"), and the COMPANY had already, prior to the signing of this AGREEMENT, taken concrete steps to commence their cooperation;

      Whereas, at the time of the CLOSING DATE, AGENCY.COM : PARIS is in the process of being restructured;

      Now, therefore, in consideration of the mutual covenants and agreements set forth in this AGREEMENT, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT

                               PRELIMINARY ARTICLE
                                   DEFINITIONS

As used in this Agreement, the following terms shall have the meanings set forth below. Unless the context indicates otherwise, the use of the singular shall include the plural, and vice versa; the use of the word any shall include and encompass the word all and vice versa; the use of any gender includes all other genders.

Section 0.1 AFFILIATES shall mean and include all PERSONS (as defined in Section 0.41) that directly or indirectly through one or more intermediaries, control, or are controlled by, or are under common control with another PERSON.

Section 0.2 AFFILIATION SHARES shall mean 11,146 shares of the COMPANY STOCK (as defined in Section 0.18).

Section 0.3 AFFILIATION SHARES CALL RIGHT (promesse unilaterale de vente des AFFILIATION SHARES) shall mean an irrevocable promise on the part of the PURCHASER to sell the AFFILIATION SHARES to the SELLERS, under the provisions of
Part III of this AGREEMENT.

Section 0.4 AFFILIATION SHARES PURCHASE PRICE shall mean the price paid in full consideration for the purchase or the buy-back of the AFFILIATION SHARES.

Section 0.5 AFFILIATION SHARES PUT RIGHT (promesse unilaterale d'achat des AFFILIATION SHARES) shall mean an irrevocable promise on the part of the SELLERS to acquire the AFFILIATION SHARES from the PURCHASER, under the provisions of
Part Ill of this AGREEMENT.

Section 0.6 ASSERTED LIABILITIES shall mean all LIABILITIES (as defined in
Section 0.32), demands, claims and circumstances which (i) an INDEMNIFIED PARTY (as defined in Section 0.27) reasonably believes give rise, or (ii), in good faith, with the lapse of time would or might give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation that may result in any Loss (as defined in Section 0.35).

Section 0.7 BALANCE SHARES shall mean the COMPANY STOCK minus the AFFILIATION SHARES and minus the 12,090 shares which correspond to the employee's purchase rights under the stock option plan (B.S.P.C.E.) agreed upon by the shareholders of the COMPANY.


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT

Section 0.8 BALANCE SHARES CALL RIGHT (promesse unilaterale de vent des BALANCE SHARES) shall mean an irrevocable promise on the part of all of the SELLERS to sell the BALANCE SHARES to the PURCHASER, under the provisions of Part II of this AGREEMENT.

Section 0.9 BALANCE SHARES EXERCISE NOTICE shall mean the notice by the SELLERS, ACTING TOGETHER, to the PURCHASER of the exercise of the BALANCE SHARES PUT RIGHT or the notice by the PURCHASER to all of the SELLERS of the exercise of the BALANCE SHARES CALL RIGHT.

Section 0.10 BALANCE SHARES PURCHASE PRICE shall mean the price to be paid by the PURCHASER in full consideration for the purchase of the BALANCE SHARES, in two installments, the FIRST INSTALLMENT and the FINAL INSTALLMENT (as defined in Sections 0.24 and 0.23).

Section 0.11 BALANCE SHARES PUT RIGHT (promesse unilaterale d'achat des BALANCE SHARES) shall mean an irrevocable promise on the part of the PURCHASER to acquire the BALANCE SHARES from all of the SELLERS, under the provisions of Part II of this AGREEMENT.

Section 0.12 BUY-BACK EXERCISE NOTICE shall mean the notice by the SELLERS, ACTING TOGETHER, to the PURCHASER of the exercise of the AFFILIATION SHARES CALL RIGHT or the notice by the PURCHASER to all the SELLERS of the exercise of the AFFILIATION SHARES PUT RIGHT.

Section 0.13 CALL RIGHT (promesse unilaterale de vente) shall mean an irrevocable promise to sell shares of the stock of the COMPANY, which may not be withdrawn, reneged, retracted nor repudiated. Upon the execution of this AGREEMENT, all parties shall consider each and every CALL RIGHT as a promise and accept them as such.

Section 0.14 CLAIMS NOTICE shall mean the notice to an INDEMNIFYING PARTY (as defined in Section 0.28), given by an INDEMNIFIED PARTY, of an ASSERTED LIABILITY.

Section 0.15 CLOSING shall mean the closing of this AGREEMENT.

Section 0.16 CLOSING DATE shall mean the date on which the CLOSING takes place.

Section 0.17 CLOSING PRICE PER SHARE shall mean, for each day, the last reported sales price regular way for the SHARES OF PURCHASER STOCK on the national securities exchange on which the greatest number of said shares


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT
has been traded during 30 (thirty) consecutive business days or, if there is no transaction on any such day, the average of the bid and asked prices regular way on such day.

Section 0.18 COMPANY STOCK shall mean the aggregate of the 154,700 existing shares of the COMPANY at the CLOSING DATE and the 56,126 shares soon to be issued to the bearers of the bonds redeemable in shares issued by the COMPANY (or said 1J30 bonds insofar as they will not have been timely redeemed in shares) and the 12090 shares which correspond to the employee's purchase rights under the stock option plans (B.S.P.C.E.) agreed upon by the shareholders of the COMPANY.

Section 0.19 CONFIDENTIAL INFORMATION shall mean and include any confidential or proprietary information about any party, its AFFILIATES or their clients, including but not limited to, trade secrets, methods, models) passwords, access to computer files, financial information and records, computer software programs, agreements or contracts between any party and its clients or between any party's AFFILIATES and their clients, the party's or the parts AFFILIATES' client contacts, the party's or the party's AFFILIATES' planning, marketing or creative policies, research and polling techniques, methods, formats and results, and budgets, practices, concepts, strategies, and methods of operations, financial or business projections, and information about or received from clients and other companies with which any party or its AFFILIATES does business, whether any indication of confidentiality is given or not. The term "CONFIDENTIAL INFORMATION" docs not include information which becomes generally available to the public other than by breach of this AGREEMENT.

Section 0.20 DETERMINATION shall mean a report containing an audited balance sheet of the COMPANY, and a related audited statement of income of the COMPANY for calendar year 1999, together with a statement from the reporting auditor (the COMPANY'S auditors (commissaire aux comptes) or the FRENCH INDEPENDANT AUDITOR, as the case may be) which confirms that said balance sheet and statement of income has been prepared in accordance with FRENCH GAAP and in accordance with this AGREEMENT and provides, for calendar year 1999, the calculation of REVENUE and all other adjustments to be made to such audited financial statements, in accordance with FRENCH GAAP and in accordance with this AGREEMENT, in order to determine whether or not the COMPANY has met the REVENUE TARGET 1999 and/or the PERFORMANCE TARGET 1999.

Section 0.21 EXERCISE shall mean the exercise of either a put right or a call right originating in this AGREEMENT, as applicable.

Section 0.22 EXERCISE DATE shall mean the date of an Exercise.


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT

Section 0.23 FINAL INSTALLMENT shall mean the portion of the BALANCE SHARES PURCHASE PRICE the SELLERS will be entitled to, in addition to the FIRST INSTALLMENT, depending on whether or not the COMPANY has met the PERFORMANCE TARGET 1999, if either the BALANCE SHARES CALL RIGHT or the BALANCE SHARES PUT RIGHT is exercised.

Section 0.24 FIRST INSTALLMENT shall mean the portion of the BALANCE SHARES PURCHASE PRICE the SELLERS will be entitled to, irrespective of whether or not the COMPANY has met the PERFORMANCE TARGET 1999, if either the BALANCE SHARES CALL RIGHT or the BALANCE SHARES PUT RIGHT is exercised.

Section 0.25 FRENCH GAAP shall mean and include all generally accepted accounting principles consistently applied in France.

Section 0.26 FRENCH INDEPENDENT AUDITORS shall mean a certified public accountant agreed upon by the parties or, failing such agreement, a certified public accountant appointed by the President of the Paris Commercial Court (President du tribunal de commerce etc Paris) upon request of the most expeditious party.

Section 0.27 INDEMNIFIED PARTIES shall mean the party or parties entitled to receive any amount in respect of LOSSES.

Section 0.28 INDEMNIFYING PARTY shall mean the party or parties required to pay any amount in respect of LOSSES.

Section 0.29 INSTRUMENTS shall mean and include all notes, bonds, mortgages, security agreements, indentures, licenses, franchises, permits, concessions, contracts, leases and other instruments, obligations or agreements of any kind.

Section 0.30 KNOWLEDGE shall mean the knowledge that a party would have had, had it made such due and diligent inquiry as to the matters that are the subject of any representation or warranty contained in this AGREEMENT as was reasonable under the circumstances, in light of said representations or warranties. Whatever the case may be, any information provided to the COMPANY in writing is deemed to be known by the NON CORPORATE SELLERS.

Section 0.31 LAWS shall mean and include any statute, law, rule, regulation or ordinance.


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT

Section 0.32 LIABILITIES shall mean and include all outstanding claims, liabilities -- including, but not limited to, liabilities for TAXES (as defined in Section 0.49) -- or indebtedness of any nature whatsoever, whether accrued, fixed, absolute or contingent, determined or undetermined, asserted or unasserted, and whether due or to become due.

Section 0.33 LICENSES shall mean and include all licenses and permits and other governmental certificates, authorizations and approvals.

Section 0.34 LIENS shall mean and include all mortgages, liens, security interests, encumbrances, claims, charges and restrictions of any kind or character.

Section 0.35 LOSSES shall mean payments of any or all LIABILITIES, obligations, losses, damages, penalties, claims, actions, suits, judgments, settlements, out-of-pocket costs, reasonable expenses and disbursements (including, but not limited to, reasonable costs of investigation, and reasonable attorneys', accountants' and expert witnesses' fees) of whatever kind and nature, to the extent not covered by insurance, the benefits of which will inure to the appropriate INDEMNIFIED PARTIES. As used in this AGREEMENT, "LOSSES" is not limited to matters asserted by third parties against the PURCHASER or the COMPANY but includes LOSSES incurred or sustained by the PURCHASER or the COMPANY in the absence of third party claims.

Section 0.36 MATERIAL ADVERSE EFFECT shall mean a material adverse effect on the financial condition, assets, property or business of the COMPANY.

Section 0.37 OPTIONS shall mean and include all outstanding options, warrants, rights, calls, commitments or arrangements of any kind, conversion, swap, or exchange rights, plans or other agreements of any character.

Section 0.38 ORDERS shall mean and include any judgment, decree, order, writ, permit or license.

Section 0.39 PAYMENT DATE shall mean a date on which a payment is due under this Agreement as a result of an Exercise.

Section 0.40 PERFORMANCE TARGET 1999 shall mean a Revenue of 25,000,000 (twenty five million French Francs) for calendar year 1999.

Section 0.41 PERSONS shall mean and include all individuals, companies, joint ventures, corporations, limited liability companies, limited liability partnerships, trusts, unincorporated organizations, or REGULATORY AUTHORITIES.


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT

Section 0.42 PURCHASE PRICE shall mean the aggregate of the AFFILIATION SHARES PURCHASE PRICE and the BALANCE SHARES PURCHASE PRICE.

Section 0.43 PUT RIGHT (promesse unilaterale d'achat) shall mean an irrevocable promise to acquire shares of the stock of the COMPANY, which may not be withdrawn, reneged, retracted nor repudiated. Upon the execution of this AGREEMENT, all parties shall consider each and every PUT RIGHT as a promise and accept them as such.

Section 0.44 REGULATORY AUTHORITIES shall mean and include all governmental, non governmental, international, regulatory or other authorities, including but not limited to courts, tribunals, arbitrators, agencies, departments, commissions, official and other instrumentalities or bodies of the United States of America, France, the European Union or foreign countries and all domestic and foreign states, counties, cities and other political subdivisions.

Section 0.45 REVENUE TARGET 1999 shall mean a Revenue of FF 20,000,000 (twenty million French Francs) for calendar year 1999.

Section 0.46 REVENUE shall mean the revenue of the COMPANY that must be declared on line FL of form 2052 of the annual tax return package (liasse fiscale), along with the revenue of AGENCY.COM: PARIS, calculated according to FRENCH GAAP with the exception of revenue derived from AGENCY.COM : PARIS' localization work during the first three quarters of 1999 (but including such revenue earned during the last quarter of 1999).

Section 0.47 SHARES OP PURCHASER STOCK shall mean shares of the PURCHASERS common stock, at a par value of US$ 0,001 per share.

Section 0.48 SELLERS, ACTING TOGETHER, shall mean the most diligent among Frederic PIE (acting on his behalf and in the name of Carine BARBELIVIEN and Francis MELEARD), Galileo and In-Com, each one acting on behalf and in the name of all the other SELLERS, each one being duly and irrevocably empowered to represent all the other SELLERS, all of them being bound severally (conjointement, et non solidairement); that being the case, a revocation of the powers of attorney so given, in breach of Section 0.48 hereunder shall only be effective for the PURCHASER following notification to it thereof;

Section 0.49 TAXES shall mean and include all taxes, duties, charges or levies of any nature imposed by any REGULATORY AUTHORITY including, but not limited to, income, gains, capital gains, surtax, capital, franchise, capital stock, value-added taxes, taxes required to be deducted from payments made by the payor and accounted for to any tax authority, employees' income withholding, back-up withholding, withholding on payments to third parties, social security, national insurance, unemployment, worker's compensation, payroll, disability, real property, personal property, sales, use, goods and services or


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT
other commodity taxes, business, occupancy, excise, customs and import duties, transfer, stamp and other taxes (including, but not limited to, interest, penalties or additions to tax in respect of the foregoing), and includes all taxes payable by the COMPANY pursuant to any applicable provision of French, European Union or any other LAWS or ORDERS.

Section 0.50 US GAAP shall mean all generally accepted accounting principles consistently applied and as applied in the United States of America.

Section 0.51 US INDEPENDENT AUDITORS shall mean a US certified public accountant agreed upon by the parties or, failing such agreement, the largest accounting firm in the United States of America in terms of gross revenue, willing to perform said services, excluding ARTHUR ANDERSEN LLP.


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT

                                     PART I

                           AFFILIATION SHARES PURCHASE


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT

                                    ARTICLE I
                       PURCHASE OF THE AFFILIATION SHARES

Section 1.1 Sale of the AFFILIATION SHARES. Subject to the terms and conditions herein stated, each SELLER agrees to sell, assign, transfer and deliver to the PURCHASER on the CLOSING DATE, and the PURCHASER agrees to purchase from the SELLERS on the CLOSING DATE, 11,146 shares of the stock of the COMPANY, broken down as follows:

                            7,306 Category "1" shares

Frederic PIE .....................................................  3,942 shares
Carine BARBELIVIEN ...............................................  1,687 shares
Francis MELEARD ..................................................  1,677 shares

                            3,840 Category "2" shares

GALILEO ..........................................................  2,285 shares
IN-COM ...........................................................  1,555 shares

Section 1.2 Property Transfer. The payment of the AFFILIATION SHARES PURCHASE PRICE shall give rise to the immediate and automatic transfer of ownership of the AFFILATION SHARES to the PURCHASER.

Section 1.3 Transfer Recording. The presentation to the COMPANY of both a copy of this AGREEMENT and the PURCHASER'S bank's confirmation of the transfer of the AFFILIATION SHARES PURCHASE PRICE to the SELLERS shall be deemed tantamount to a transfer instruction in order to record the change in ownership of the AFFILIATION SHARES in the stock transfer ledger of the COMPANY.


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT

                                   ARTICLE II
                  AFFILIATION SHARES PURCHASE PRICE AND CLOSING

Section 2.1 Purchase Price. The AFFILIATION SHARES PURCHASE PRICE shall be an aggregate of US$ 500,000 (five hundred thousand U.S. Dollars).

Section 2.2 PURCHASE PRICE Allocation. The AFFILIATION SHARES PURCHASE PRICE shall be allocated and paid among the SELLERS as set forth below:

Frederic PIE .....................................................  US$ 176,835
Carine BARBELIVIEN ...............................................  US$  75,677
Francis MELEARD ..................................................  US$  75,229
GALILEO ..........................................................  US$ 102,503
IN-COM ...........................................................  US$  69,756

Section 2.3 Payment. The AFFILIATION SHARES PURCHASE PRICE shall be paid by an irrevocable order, made on the CLOSING DATE, for a bank transfer. The PURCHASER shall wire US$ 500,000 in the aggregate, to be converted to French Francs at the conversion rate at the date of the transfer.

Section 2.4 Closing. The CLOSING is taking place simultaneously with the execution and delivery of this AGREEMENT, in Paris, France.

Section 2.5 Registration. This AGREEMENT must be registered in accordance with French law, which gives rise to transfer taxes set at a rate of 1% of the acquisition price (or a maximum of 20,000 French Francs) for each transaction, to be borne by the PURCHASER.


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT

                                     PART II

                             BALANCE SHARES PURCHASE


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT

                                   ARTICLE III
                     OPTIONAL PURCHASE OF THE BALANCE SHARES

Section 3.1 BALANCE SHARES CALL RIGHT. The PURCHASER shall have the unconditional right, until October 15, 2000, to exercise a BALANCE SHARES CALL RIGHT and thereby demand the delivery by the SELLERS of the BALANCE SHARES, provided that such exercise shall encompass all of the BALANCE SHARES.

Section 3.2 BALANCE SHARES PUT RIGHT. The SELLERS, ACTING TOGETHER, shall have the right, until October 15, 2000 to exercise a BALANCE SHARES PUT RIGHT and thereby demand the payment by the PURCHASER of the BALANCE SHARES PURCHASE PRICE, provided that the COMPANY has met the REVENUE TARGET 1999 and provided that such exercise shall encompass all of the BALANCE SHARES.

Section 3.3 DETERMINATION. In order to determine whether or not the REVENUE TARGET 1999 has been met, (a) the amount of AGENCY.COM : PARIS' revenues from non-localization work during the first three quarters of 1999, used for the calculation of the 1999 revenue, shall be either (i) FF 800,000 (eight hundred thousand French Francs) if the actual revenue is lower than this amount, or (ii) the actual revenue, if it is greater than or equal to FF 800,000 (eight hundred thousand French Francs) and (b) the amount of AGENCY.COM : PARIS' revenues from localization work as well as from non-localization work during the last quarter of 1999 used for the calculation of the 1999 revenue shall be either (i) FF 3,360,000 (three million three hundred and sixty thousand French Francs) if the actual revenue is lower than this amount, or (ii) the actual revenue, if it is greater than or equal to FF 3,360,000 (three million three hundred and sixty thousand French Francs). An internal DETERMINATION shall be notified to the parties by the COMPANY'S Auditors no later than June 30, 2000. If (a) the COMPANY'S Auditors refuse to establish the DETERMINATION, (b) the COMPANY'S Auditors fail to provide the DETERMINATION before June 30, 2000, or (c) either the SELLERS, ACTING TOGETHER, or the PURCHASER do not agree that this internal DETERMINATION correctly states whether or not the REVENUE TARGET 1999 has been met, the SELLERS, ACTING TOGETHER, or the PURCHASER, as the case may be, may, within 45 (forty five) days of (a) said refusal, (b) June 30, 2000 or (c) the notification of the internal DETERMINATION, as the case may be, request an external DETERMINATION from the FRENCH INDEPENDANT AUDITORS, based on the principles mentioned hereabove regarding the amounts of FF 800,000 (eight hundred thousand French Francs) and FF 3,360,000 (three million three hundred and sixty thousand French Francs). The FRENCH INDEPENDENT AUDITORS will determine which of the parties has asserted REVENUE figures for the period being examined by the FRENCH INDEPENDANT AUDITORS, which are closest to those in the external DETERMINATION established by the latter. The non-prevailing party shall be liable for all of the FRENCH INDEPENDANT AUDITORS' fees and expenses (in the case in which the SELLERS are the non prevailing


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT
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party, such fees and expenses shall be divided amongst them on a pro rata basis). In the event that the reporting auditors are unable to establish the amount of AGENCY.COM : PARIS' revenues from non-localization work during the first three quarters of 1999 or the amount of AGENCY.COM : PARIS' revenues from localization work as well as non-localization work during the last quarter of 1999, and if this were to prevent the reporting auditors from delivering their DETERMINATION, the SELLERS may choose to use the amounts of FF 800,000 (eight hundred thousand French Francs) and FF 3,360,000 (three million three hundred and sixty thousand French Francs) stipulated hereabove.

Section 3.4 Property Transfer. The payment of the BALANCE SHARES PURCHASE PRICE following a BALANCE SHARES EXERCISE NOTICE given in accordance with the provisions of this AGREEMENT shall give rise to the immediate and automatic transfer of ownership of the BALANCE SHARES to the PURCHASER.

Section 3.5 Transfer Recording. The presentation to the COMPANY of both a copy of a BALANCE SHARES EXERCISE NOTICE and the PURCHASER'S bank's confirmation of the transfer of the BALANCE SHARES PURCHASE PRICE to the SELLERS shall be deemed tantamount to a transfer instruction in order to record the change in ownership of the BALANCE SHARES in the stock transfer ledger of the COMPANY.

Section 3.6 Registration. The BALANCE SHARES EXERCISE NOTICE must be registered in accordance with French law, which gives rise to transfer taxes to be borne by the exercising party.

Section 3.7 FIRST INSTALLMENT. The FIRST INSTALLMENT shall be an aggregate of US$ 11,650,000 (eleven million six hundred fifty thousand U.S. Dollars).

Section 3.8 FIRST INSTALLMENT Allocation. The FIRST INSTALLMENT shall be allocated and paid among the SELLERS based on an agreement among them notified to the PURCHASER on the payment date at the very latest and, failing such notification, as a prorata of the shares registered to the SELLERS in the stock transfer ledger of the COMPANY as it stands on any day within the last 5 (five) business days prior to the payment date and at the time that the PURCHASER consults said ledger. If the PURCHASER is unable to consult the ledger for reasons beyond his control, it will have the option of paying the PURCHASE PRICE to the CAISSE DES DEPOTS ET CONSIGNATIONS, in full performance of its obligations.

Section 3.9 FINAL INSTALLMENT (Earn Out). The FINAL INSTALLMENT, shall be an aggregate amount of US$ 1,350,000 (one million three hundred and fifty thousand U.S. Dollars) if (i) the COMPANY meets the PERFORMANCE


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT

TARGET 1999, or (ii) the PURCHASER, after the EXERCISE of the BALANCE SHARES CALL RIGHT or the EXERCISE of the BALANCE SHARES PUT RIGHT and before January 1, 2000, removes the President of the COMPANY from office without any wrongdoing on the part of the latter to justify such removal. Otherwise, the FINAL INSTALLMENT shall be nil.

Section 3.10 FINAL INSTALLMENT Allocation. Except for the case in which the FINAL INSTALLMENT is nil, it shall be allocated and paid to the SELLERS based on an agreement among them notified to the PURCHASER on the payment date at the very latest and, failing such notification, as a prorata of the shares registered to the SELLERS in the stock transfer ledger of the COMPANY as it stands on any day within the last 5 (five) business days prior to the payment date and at the time that the PURCHASER consults said ledger. If the PURCHASER is unable to consult the ledger for reasons beyond his control, it will have the option of paying the PURCHASE PRICE to the CAISSE DES DEPOTS ET CONSIGNATIONS, in full performance of its obligations.

                                   ARTICLE IV
                      BALANCE SHARES PURCHASE PRICE PAYMENT

Section 4.1 SELLERS Prerogative. If, on the date of the EXERCISE of the BALANCE SHARES CALL RIGHT or the date of the EXERCISE of the BALANCE SHARES PUT RIGHT, as applicable, the SHARES OF PURCHASER STOCK (a) have been publicly traded for more than a month before said date, the CORPORATE SELLERS shall have the possibility to give notice to the PURCHASER of their wish (to be expressed in US Dollars and not as a percentage of shares) to have their allocated share of the BALANCE SHARES PURCHASE PRICE paid partially or fully in cash or in SHARES OF PURCHASER STOCK and their choice shall be binding upon the PURCHASER, or (b) have not been publicly traded for more than a month before said date, the CORPORATE SELLERS shall have the possibility to give notice to the PURCHASER of their wish (to be expressed in US Dollars and not as a percentage of shares) to have their allocated share of the BALANCE SHARES PURCHASE PRICE paid partially or fully in cash or in SHARES OF PURCHASER STOCK and their choice shall be binding upon the PURCHASER, the only limitation being the percentage of the price that the PURCHASER is willing to pay in SHARES OF PURCHASER STOCK insofar as the PURCHASER cannot be obliged to pay a higher amount than it is willing in stock; in any event, the CORPORATE SELLERS may demand a full cash payment. If on the date of the EXERCISE of the BALANCE SHARES CALL RIGHT or the date of the EXERCISE of the BALANCE SHARES PUT RIGHT, as applicable, the SHARES OF PURCHASER STOCK (a) have been publicly traded for more than a month before said date, the NON CORPORATE SELLERS shall have the possibility to give notice to the PURCHASER of their wish to receive payment for up to 75% (seventy five percent) of the total amount of their allocated share of the BALANCE SHARES PURCHASE PRICE in cash or in SHARES OF


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT

PURCHASER STOCK and their choice shall be binding upon the PURCHASER, or (b) have not been publicly traded for more than a month before said date, the NON CORPORATE SELLERS shall have the possibility to give notice to the PURCHASER of their wish to receive payment for up to 75% (seventy five percent) of the total amount of their allocated share of the BALANCE SHARES PURCHASE PRICE in cash or in SHARES OF PURCHASER STOCK and their choice shall be binding upon the PURCHASER, the only limitation being the percentage of the price that the PURCHASER is willing to pay in SHARES OF PURCHASER STOCK, insofar as the PURCHASER cannot be obliged to pay a higher amount than it is willing in stock; in any event, the NON CORPORATES SELLERS may demand up to 75% (seventy five percent) of the payment in cash.

Section 4.2 Investment Letter. Each SELLER shall execute an Investment Letter as exhibited in Schedule 4.2 relating to the SHARES OF PURCHASER STOCK which may be issuable to him, her or it, if necessary. An Investment letter is set forth in Exhibit F to this AGREEMENT, along with an excerpt of the PURCHASER'S S1 describing rule 144 as well as short memorandum from Janet AMBROSI WERTMAN, General Counsel of the Purchaser, on the same subject.

Section 4.3 Lock-Up Letter. The SELLERS agree that they will not sell any of the SHARES OF PURCHASER STOCK that they have received, be it under the FIRST INSTALLMENT or under the FINAL INSTALLMENT, for a period of six months following the date of an IPO for the PURCHASER, and shall each submit a Lock-Up Letter to the PURCHASER so stating.

Section 4.4 DETERMINATION. In order to determine whether or not the PERFORMANCE TARGET 1999 has been met, (a) the amount of AGENCY.COM : PARIS'S revenues from non-localization work during the first three quarters of 1999, used for the calculation of the 1999 revenue, shall be either (i) FF 1,000,000 (one million French Francs) if the actual revenue is lower than this amount, or (ii) the actual revenue, if it is greater than or equal to FF 1,000,000 (one million French Francs) and (b) the amount of AGENCY.COM : PARIS' revenues from localization work as well as from non-localization work during the last quarter of 1999 used for the calculation of the 1999 revenue shall be either (i) FF 4,200,000 (four million two hundred thousand French Francs) if the actual revenue is lower than this amount, or (ii) the actual revenue, if it is greater than or equal to FF 4,200,000 (four million two hundred thousand French Francs). An internal DETERMINATION shall be notified to the parties by the COMPANY'S Auditors no later than June 30, 2000. If (a) the COMPANY'S Auditors refuse to establish the DETERMINATION, (b) the COMPANY'S Auditors fail to provide the DETERMINATION before June 30, 2000, or (c) either the Sellers, Acting Together, or the PURCHASER do not agree that this internal DETERMINATION correctly states whether or not the PERFORMANCE TARGET 1999 has been met, the Sellers, Acting Together, or the PURCHASER, as the case may be, may, within 45 (forty five) days of (a) said refusal, (b) June 30, 2000 or (c) the notification of the internal DETERMINATION, as the case may be, request an external DETERMINATION


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT
from the FRENCH INDEPENDANT AUDITORS, based on the principles mentioned hereabove regarding the amounts of FF 1,000,000 (one million French Francs) and FF 4,200,000 (four million two hundred thousand French Francs). The FRENCH INDEPENDENT AUDITORS will determine which of the parties has asserted REVENUE figures for the period being examined by the FRENCH INDEPENDANT AUDITORS, which are closest to those in the external DETERMINATION established by the latter. The non-prevailing party shall be liable for all of the FRENCH INDEPENDANT AUDITORS' fees and expenses (in the case in which the SELLERS are the non prevailing party, such fees and expenses shall be divided amongst them on a prorata basis). In the event that the reporting auditors are unable to establish the amount of AGENCY.COM : PARIS' revenues from non-localization work during the first three quarters of 1999 or the amount of AGENCY.COM : PARIS' revenues from localization work as well as non-localization work during the last quarter of 1999, and if this were to prevent the reporting auditors from delivering their DETERMINATION, the SELLERS may choose to use the amounts of FF 1,000,000 (one million French Francs) and FF 4,200,000 (four million two hundred thousand French Francs) stipulated hereabove.

Section 4.5 First Valuation. If, on the date of the EXERCISE of the BALANCE SHARES CALL RIGHT or the date of the EXERCISE of the BALANCE SHARES PUT RIGHT, as applicable, the SHARES OF PURCHASER STOCK (i) have been publicly traded for more than a month before said date, the SHARES OF PURCHASER STOCK shall be valued at 90% (ninety percent) of the average of the CLOSING PRICES PER SHARE for the 30 (thirty) consecutive trading days ending said date or (ii) have not been publicly traded for more than a month before said date, in which case the price of the SHARES OF PURCHASER STOCK shall be set by the PURCHASER, within one month (of the EXERCISE DATE), if it were to decide that the payment of the FIRST INSTALLMENT might not be made entirely in cash, the PURCHASER shall notify the SELLERS of the allocation of such payment between cash and SHARES OF PURCHASER STOCK (subject to the SELLERS prerogative contained in Section 4.1) and shall provide the SELLERS with all of the information that a public corporation is required to make available to the public, in accordance with US Stock Market regulations; if the SELLERS are not satisfied with the price proposed by the PURCHASER, and unless the PURCHASER has received a formal valuation from an independant third party in the 3 (three) months preceding the EXERCISE DATE, in which case the PURCHASER shall have the right to rely on said valuation, the SELLERS may, within a period of 2 (two) weeks (from the notification of the price of the SHARES OF PURCHASER STOCK set by the PURCHASER), request the US INDEPENDANT AUDITORS to calculate, within a 30 (thirty) day deadline, the value of the SHARES OF PURCHASER STOCK on the date of the EXERCISE of the BALANCE SHARES CALL RIGHT or the date of the EXERCISE of the BALANCE SHARES PUT RIGHT, as applicable.

Section 4.6 Final Valuation. If, on the date the DETERMINATION mentioned in
Section 4.4 has become final, the SHARES OF PURCHASER STOCK (i) have been publicly traded for more than a month before said date, the SHARES OF PURCHASER STOCK shall be valued at 90% (ninety percent) of the average of the CLOSING PRICES PER SHARE for the 30 (thirty) consecutive


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT
trading days ending said date or (ii) have not been publicly traded for more than a month before said date, in which case the price of the SHARES OF PURCHASER STOCK shall be set by the PURCHASER, within one month (of the date the DETERMINATION has become final), if it were to decide that the payment of the FINAL INSTALLMENT might not be made entirely in cash, the PURCHASER shall notify the SELLERS of the allocation of such payment between cash and SHARES OF PURCHASER STOCK (subject to the SELLERS prerogative contained in Section 4.1) and shall provide the SELLERS with all of the information that a public corporation is required to make available to the public, in accordance with US Stock Market regulations; if the SELLERS are not satisfied with the price proposed by the PURCHASER, and unless the PURCHASER has received a formal valuation from an independant third party in the 3 (three) months preceding the date the DETERMINATION has become final, in which case the PURCHASER shall have the right to rely on said valuation, the SELLERS may, within a period of 2 (two) weeks (from the notification of the price of the SHARES OF PURCHASER STOCK set by the PURCHASER), request the US INDEPENDANT AUDITORS to calculate, within a 30 (thirty) day deadline, the value of the SHARES OF PURCHASER STOCK on the date the DETERMINATION has become final.

Section 4.7 Sellers Prerogative Exercise. The SELLERS Prerogative shall be exercised within 5 (five) business days after the BALANCE SHARES EXERCISE NOTICE or the DETERMINATION referred to in Section 4.4 has become final, as applicable. Failing such notice, the payment shall be made entirely in cash to the CORPORATE SELLERS and for 75% to the NON CORPORATE SELLERS.

Section 4.8 FIRST INSTALLMENT Payment Date. The FIRST INSTALLMENT shall be paid by the PURCHASER to the SELLERS on a date agreed upon by the parties and, failing such agreement (a) no later than 20 (twenty) business days after the date of the BALANCE SHARES EXERCISE NOTICE, if the SHARES OF PURCHASER STOCK have been publicly traded for more than a month before said date or (b) otherwise, no later than 30 (thirty) business days after the date on which the first valuation has become final. Nevertheless, the CORPORATE SELLERS shall have the right, if the SHARES OF PURCHASER STOCK have not been publicly traded for more than a month before said date, to receive the portion of cash they are entitled to within 30 (thirty) business days after the BALANCE SHARES EXERCISE NOTICE.

Section 4.9 FINAL INSTALLMENT Payment Date. The FINAL INSTALLMENT shall be paid by the PURCHASER to the SELLERS on a date agreed upon by the parties and, failing such agreement (a) no later than 20 (twenty) business days after the date of the BALANCE SHARES EXERCISE NOTICE, if the SHARES OF PURCHASER STOCK have been publicly traded for more than a month before said date or (b) otherwise, no later than 30 (thirty) business days after the date on which the final valuation has become final. Nevertheless, the CORPORATE SELLERS shall have the right, if the


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT

SHARES OF PURCHASER STOCK have not been publicly traded for more than a month before said date, to receive the portion of cash they are entitled to within 30 (thirty) business days after the BALANCE SHARES EXERCISE NOTICE.

Section 4.10 Restricted Shares program to employees. Upon the BALANCE SHARES EXERCISE NOTICE, employees of Pictoris will receive restricted SHARES OF PURCHASER STOCK (common stock), issued on a fully diluted basis of Pictoris common stock, bonds and B. S. P. C. E. as a prorata of their participation in the 5.43 percent that the COMPANY board has approved. The valuation of said restricted SHARES OF PURCHASER STOCK shall be same as that used the Balance Shares under Section 4.5 of this AGREEMENT. The vesting period for the vast majority of employees will be 1/3 six months after issuance, 1/3 eighteen months after issuance and the final 1/3 thirty months after issuance. The vesting period for Christine LAURENS and Luc SAINT ELIE will be 1/3 six months after issuance, 1/3 twelve months after issuance and the final 1/3 twenty four months after issuance. In the event that an employee leaves prior to the vesting period being completed, their shares will return to the pool to be redistributed to the remaining employees.


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT

                                    PART III

                           AFFILIATION SHARES BUY-BACK


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT

                                    ARTICLE V
                 CONDITIONAL BUY-BACK OF THE AFFILIATION SHARES

Section 5.1 AFFILIATION SHARES CALL RIGHT. In the event that neither the PURCHASER nor the SELLERS exercise their respective BALANCE SHARES CALL RIGHT or BALANCE SHARES PUT RIGHT prior to the expiration of these rights, then the Sellers, Acting Together, shall have the right, exercisable as of October 16, 2000 and no later than March 31, 2001, to exercise an AFFILIATION SHARES CALL RIGHT, provided that such exercise shall encompass all of the AFFILIATION SHARES.

Section 5.2 AFFILIATION SHARES PUT RIGHT. In the event that neither the PURCHASER nor the SELLERS exercise their respective BALANCE SHARES CALL RIGHT or BALANCE SHARES PUT RIGHT prior to the expiration of these rights, then the PURCHASER shall have the right, exercisable as of October 16, 2000 and no later than March 31, 2001, to exercise an AFFILIATION SHARES PUT RIGHT, provided that such exercise shall encompass all of the AFFILIATION SHARES.

Section 5.3 Pro rata Buy-back. The PURCHASER shall deliver to each of the SELLERS both his, hers or its pro rata share of the AFFILIATION SHARES and the related transfer order and each of the SELLERS shall pay to the PURCHASER its pro rata share of the AFFILIATION SHARES PURCHASE PRICE, as set forth in Article I and II of this AGREEMENT, unless otherwise specified in writing by the Sellers, Acting Together.

Section 5.4 Substitution. In the event that one or more of the SELLERS fails to pay his, her or its pro rata share of the AFFILIATION SHARES PURCHASE PRICE, the other SELLERS shall have the right to pay, on a pro rata basis, the remainder of the AFFILIATION SHARES PURCHASE PRICE and receive accordingly the shares of the defaulting Seller, in order to enable the other Sellers to exercise such right, the PURCHASER gives notice of the fact that one or more of the SELLERS hasn't paid his, her or its share of the AFFILIATION SHARES PURCHASE PRICE. Within 15 (fifteen) days of said notice, the other SELLERS may notify to the PURCHASER their whish to buy and pay the remainder of the AFFILIATION SHARES. The allocation between the Sellers whishing to buy the shares shall be determined by a common agreement and failing such agreement, on a pro rata basis.

Section 5.5 Buy-back Exercise Notice. The AFFILIATION SHARES PUT RIGHT may be exercised by the PURCHASER by giving an Exercise Notice to the SELLERS. The AFFILIATION SHARES CALL RIGHT may be exercised by the SELLERS by giving an Exercise Notice to the PURCHASER.


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT

Section 5.6 Property Transfer. The payment of the AFFILIATION SHARES PURCHASE PRICE following a BUY-BACK EXERCISE NOTICE given in accordance with the provisions of this AGREEMENT shall give rise to the immediate and automatic retransfer of ownership of the AFFILATION SHARES to the SELLERS.

Section 5.7 Transfert recording. The presentation to the COMPANY of both a copy of a BUY-BACK EXERCISE NOTICE and the SELLERS' banks' confirmation of the transfer of the AFFILIATION SHARES PURCHASE PRICE to the PURCHASER shall be deemed tantamount to a transfer instruction in order to record the change in ownership of the AFFILIATION SHARES in the stock transfer ledger of the COMPANY.

Section 5.8 Registration. A BUY-BACK EXERCISE NOTICE must be registered in accordance with French law, which gives rise to transfer taxes to be borne by the exercising party.

Section 5.9 Buy-back price of the AFFILIATION SHARES. The aggregate purchase price to be paid to the PURCHASER upon the exercise of the AFFILIATION SHARES PUT RIGHT or the AFFILIATION SHARES CALL RIGHT shall be an amount equal to US$ 500,000 (five hundred thousand US Dollars) paid by the SELLERS according to the same breakdown set forth in Section 2.2, subject to the provisions of Section 5.4.

Section 5.10 Payment date. The payment date for the buy-back of the AFFILIATION SHARES under the provisions of this Article shall be within 30 (thirty) business days following the exercise of the AFFILIATION SHARES PUT RIGHT or the AFFILIATION SHARES CALL RIGHT. At that date, the SELLERS shall pay the AFFILIATION SHARES PURCHASE PRICE in full, and the obligation of the NON CORPORATE SELLERS to make such payment shall be joint.


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT

                                    PART IV

                         TRANSFORMATION OF THE COMPANY


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT

                                   ARTICLE VI
                       AMENDMENT OF THE CHARTER DOCUMENTS

Section 6.1 Societe par actions simplifiee. The PURCHASER and the SELLERS undertake to amend the charter documents of the COMPANY in order to transform, within 35 (thirty five) business days from the date of this AGREEMENT, the COMPANY into a societe par actions simplifiee, governed by the specific provisions set out in Sections 6.2 to 6.6 below, as well as, but only insofar they are compatible with said provisions, (i) by the provisions of law governing joint stock corporations, (societe anonyme et societe par actions simplifiee) including particularly Articles 89 to 177-1 of Law no. 66-537 of July 24, 1966
(ii) by the provisions of the by-laws that are presently in force and (iii) by the provisions of the shareholder's covenants executed November 26, 1998. It is understood and agreed between the parties that, (i) upon the execution of this AGREEMENT; the provisions under Article I (preemptive right--droit de preemption) of said shareholder's covenants shall now be limited to transfers of shares of COMPANY STOCK in favor of third parties (ii) the provisions of said shareholder's covenants not integrated in the by-laws of the COMPANY shall remain in full force.

Section 6.2 President. The COMPANY's by-laws shall stipulate that the latter shall be managed and represented by its President. The President shall be nominated by the shareholders unanimously. The President may be either a shareholder or an employee of the COMPANY or both. The President may be removed from office, but only on valid grounds, by the unanimous decision of the shareholders, or, in the event that the President is himself a shareholder, by the unanimous decision of the other shareholders.

Section 6.3 Board of Directors. The COMPANY'S by-laws shall provide for the creation of a Board of Directors (conseil de direction). The maximum number of Directors shall be equal to the number of shareholders in the COMPANY (or one less, if the President is a shareholder himself), each shareholder (except the President if he is a shareholder himself) having the right to freely nominate one member of the Board and to freely remove the same.

Section 6.4 Unanimous Decisions by Shareholders. The COMPANY'S by-laws shall stipulate that, in addition to those decisions for which unanimous agreement is required by law, the following decisions, depending on whether they fall under the authority of the COMPANY's Shareholders' Meetings or its President, shall require either (a) the unanimous agreement of the shareholders, all of whom must be present or represented, or (b) the unanimous agreement of the Board of
Directors: (i) the sale, lease or other disposition of all or substantially all of the COMPANY's assets or business; (ii) the creation of, or the modification of any of the terms of, any of the following financial arrangements: any security interest on any of the COMPANY's material assets or property other than in the ordinary course of the COMPANY'S business and in the ordinary and usual manner; any guarantee by the COMPANY of the


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT
obligations of any third party, whether a shareholder, a director or employee of the COMPANY or otherwise; or any indebtedness for borrowed money except indebtedness incurred in the ordinary course of the Company's business and in the ordinary and usual manner and not in excess of FF 600,000 (six hundred thousand French Francs); (iii) entering into any business other than, or into any transaction outside, the normal business activities of the COMPANY and related activities, provided that the normal business activities of the COMPANY are understood to include, but not be limited to, communications, marketing and related activities in any media whatsoever; (iv) the amendment of the COMPANY's charter documents, except amendments required by the reimbursement of already issued bonds; (v) any increase or decrease in the capitalization of the COMPANY, including any creation of or increase in the COMPANY's bond indebtedness but with the exception of the 1,330 bonds redeemable in shares mentioned in Section 0.20; (vi) any acquisition by the COMPANY of the stock, assets or business of another corporation or entity or any investment by the COMPANY of corporate funds in another corporation or entity, with the exception of investments of a purely financial nature and made in order to ensure appropriate cash management in the ordinary course of business and in the ordinary and usual manner, consistent with past practice; (vii) the merger, consolidation or amalgamation of the COMPANY with and into another corporation or entity, or of any other corporation or entity with and into the COMPANY; (viii) the adoption of the annual profit and capital expenditure plans (ix) any capital expenditure relating to property, plant, equipment and intangibles, or commitment therefor, involving an amount in excess of FF 300,000 (three hundred thousand French Francs) for each related expenditure or commitment, or aggregating more than FF 1,500,000 (one million five hundred thousand French Francs) during any calendar year, except when said expenditures or commitments do not exceed the levels set forth in the annual profit and capital expenditure plan; (x) the liquidation or dissolution of the COMPANY; (xi) the making of any loans by the COMPANY exceeding FF 150,000 (one hundred and fifty thousand French Francs) to any employee, other than travel and business expense advances to employees in the ordinary course of business and in the ordinary and usual manner, up to a total of FF 600,000 (six hundred thousand French Francs) in such loans outstanding at any time; (xii) with the exception of the Employment Agreements executed on the same date as, and in connection with, this AGREEMENT and hereby attached, entering into any transaction with any shareholder who beneficially owns, directly or indirectly, 10% or more of the COMPANY STOCK or any entity controlled by any shareholder who beneficially owns, directly or indirectly, 10% or more of the COMPANY STOCK, or any other officer or director of the COMPANY;
(xiii) any increase in the compensation payable to any shareholder who beneficially owns, directly or indirectly, 10% or more of the COMPANY STOCK or to any other executive officer or director of the COMPANY, as well as the adoption or amendment of any profit sharing or other employee benefit plan other than as included in an annual profit or capital expenditure plan previously;
(xiv) any termination of employment of a manager of the COMPANY.


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT
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Section 6.5 Restrictions on Stock Transfers. THE COMPANY's by-laws shall provide that, as long as transfer of the tide of the BALANCE SHARES under the provisions of this AGREEMENT is enforceable, the shares of COMPANY'S stock shall be non-transferable to third parties, except in cases in which a waiver is unanimously given by the shareholders. Any transfers of such stock to the PURCHASER other than those stipulated in this AGREEMENT are prohibited.

Section 6.6 Financial reports The COMPANY's by-laws shall stipulate the COMPANY's obligation to complete US financial reporting packages on a quarterly basis and to comply with the US reporting procedures and practices (the PURCHASER agrees, in order to enable the COMPANY to comply with the US financial reporting requirements, to provide the COMPANY with all of the accounting tools and explanations that are necessary).

Section 6.7 Shareholders' convention. The provisions in Sections 6.3 to 6.6 hereabove shall be binding upon the parties as of the CLOSING DATE and shall immediately take effect; thus, they shall govern all relationships between the parties on any and all matters relating to the COMPANY, as applicable. The above mentioned provisions shall be binding even during the period before the transformation of the COMPANY has become legally effective. In the interim, the provisions applicable to the conseil de direction under Section 6.3 shall be applicable, mutatis mutandis, to the conseil de administration of the COMPANY and the PURCHASER shall have a seat thereon as from the date of this AGREEMENT.

Section 6.8 Return to Status Quo Ante. The COMPANY by-laws shall provide that, failing EXERCISE of a BALANCE SHARES CALL RIGHT or a BALANCE SHARES Put RIGHT as of October 15, 2000, the President of the COMPANY shall be removable ad nutum upon a decision of a simple majority of the shareholders and that the decisions mentioned in section 6.4. hereabove shall be subject to the majority rules as applicable before the execution of this AGREEMENT, notably as provided for under the shareholder's covenants and the by-laws in force before the transformation of the COMPANY. The Purchaser agrees that, on the date of transfer of all the AFFILIATION SHARES to the Sellers, it shall resign from its position on the Board of Directors.


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT

                                     PART V

                          REPRESENTATIONS & WARRANTIES


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT

                                  ARTICLE VII
                         REPRESENTATIONS OF THE SELLERS

The SELLERS, severally (conjointement, et non solidairement), and each one individually acting on his, hers or its own behalf hereby represent, warrant and agree to and with the PURCHASER as follows:

Section 7.1 Capital Stock. At the CLOSING DATE, to the Knowledge of the Sellers, the COMPANY has shareholder's equity of 1,547,000 French Francs, consisting of 154,700 fully paid shares, owned by the SELLERS. To the Knowledge of the Sellers, all shares of COMPANY STOCK which have been issued and are outstanding have been validly issued and have not been issued in violation of any preemptive rights of any stockholder. To the Knowledge of the Sellers, all issued and outstanding category "I" shares and all issued and outstanding category "2" shares are fully paid and no other class of capital stock of the COMPANY is authorized or outstanding, excluding the shares to which the employee should be entitled under the Stock option plan (B. S. P. C. E.). To the Knowledge of the Sellers, with the exception of the bonds redeemable in shares mentioned in
Section 0.18 and whith the exception of the shares to which the employee should be entitled under the Stock option plan (B. S. P. C. E.) there are no OPTIONS providing for the purchase, issuance or sale of any shares of the capital stock of the COMPANY to the benefit of third parties. To the KNOWLEDGE of the SELLERS, all repurchases or redemptions of shares of the capital stock of the COMPANY were properly completed in compliance with all applicable regulations and corporate requirements; and no further monies or other obligations will be due by the COMPANY in respect thereof with the exception of the bonds redeemable in shares mentioned in Section 0.18 and whith the exception of the shares to which the employee should be entitled under the Stock option plan (B. S. P. C. E.).

Section 7.2 Stock Ownership. The SELLERS are, at the CLOSING DATE, the true and lawful owners of the COMPANY STOCK and, to the Knowledge of the Sellers, the COMPANY STOCK has been duly and validly authorized and issued and fully paid.

Section 7.3 NO LIENS. The shares of the COMPANY's stock held by the SELLERS are free of preemptive rights and options to the benefit of third parties, with no personal liability attaching to the ownership thereof, and such ownership is free and clear of any mortgages, liens, security interests, emcumbrances or claims and free of any charges and restrictions of any kind or character to the benefit of third parties.

Section 7.4 NO OPTIONS. This AGREEMENT notwithstanding, and with the exception of 1,330 bonds redeemable in shares owned by the CORPORATE SELLERS, and with the exception of the shares to which the employee should be entitled under the Stock option plan (B. S. P. C. E.), there


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT
are no OPTIONS to the benefit of third parties to acquire any of the shares of the COMPANY's stock held by the SELLERS and there are no agreements or understandings with respect to the sale or transfer of any of the shares of the COMPANY's stock held by the SELLERS to the benefit of third parties.

Section 7.5 Execution and Validity. Each of the NON CORPORATE SELLERS has the full power and capacity and each of the CORPORATE SELLERS has the full corporate power and authority to enter into this AGREEMENT and to perform its obligations hereunder. The execution and delivery of this AGREEMENT and the performance of the transactions contemplated hereby have been duly authorized by all required corporate action on behalf of each of the CORPORATE SELLERS. This AGREEMENT has been duly and validly executed and delivered by each SELLER and, assuming due authorization, execution and delivery by the PURCHASER, constitutes a legal, valid and binding obligation upon each of the SELLERS, enforceable against each of them in accordance with its terms.

Section 7.6 Non-Contravention. The execution, delivery and performance by the SELLERS of their respective obligations hereunder and the consummation of the transactions contemplated hereby, will not (a) violate, conflict with or result in the breach of any provision of the by-laws or other corporate charter documents of the CORPORATE SELLERS (b) result in the violation by any SELLER of any LAW or ORDER of any French or European Union REGULATORY AUTHORITY applicable to any SELLER, (c) to the KNOWLEDGE of the SELLERS, result in the violation by any SELLER of any LAW or ORDER of any foreign REGULATORY AUTHORITY applicable to any SELLER.

Section 7.7 Approvals and Consents. All consents, approvals or actions of, filing with or notices to any REGULATORY AUTHORITY or any PERSON necessary or required under any of the terms, conditions or provisions of any LAW or ORDER of any REGULATORY AUTHORITY or any INSTRUMENT to which any SELLER is a party for the execution and delivery of this AGREEMENT by the SELLERS, the performance by the SELLERS of their obligations hereunder or the consummation of the transactions contemplated hereby, if any, have been obtained or given by the SELLERS, at no expense to the PURCHASER, and none has been withdrawn or modified.

Section 7.8 No Restrictions. There is no suit, action, claim, investigation or inquiry by any REGULATORY AUTHORITY, and no legal, administrative or arbitration proceeding pending or, to the KNOWLEDGE of the SELLERS, threatened against the SELLERS, with respect to the execution, delivery and performance of this AGREEMENT by the SELLERS or the transactions contemplated hereby or any other agreement entered into by the SELLERS in connection with the transactions contemplated hereby.


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT

Section 7.9 No Litigation. There are no actions, suits, proceedings at law or in equity by any PERSON, or any arbitrations or any administrative or other proceedings by or before (or to the KNOWLEDGE of the SELLERS, any investigations by) any REGULATORY AUTHORITY, pending or, to the KNOWLEDGE of the SELLERS, threatened, against any of the SELLERS with respect to this AGREEMENT or the transactions contemplated hereby.

Section 7.10 No Brokers. No broker, finder, agent or similar intermediary has acted on behalf of the SELLERS or the COMPANY in connection with this AGREEMENT or the transactions contemplated hereby, and no brokerage commissions, finder's fees or similar fees, commissions or payments are due by the COMPANY or the SELLERS in connection therewith based on any agreement, arrangement or understanding with any of them.

                                  ARTICLE VIII
                        REPRESENTATIONS OF THE PURCHASER

The PURCHASER, represents, warrants and agrees to and with the SELLERS as follows:

Section 8.1 Existence and Good Standing. The PURCHASER is a corporation duly organized, validly existing under and in good standing with the laws of the State of Delaware, with full corporate power and authority to own its property and to carry on its business, all as and in the places where such property are now owned or operated or such business is now being conducted.

Section 8.2 Execution and Validity. The PURCHASER his the full corporate power and authority to enter into this AGREEMENT and to perform its obligations hereunder. The execution and delivery of this AGREEMENT and the performance of the transactions contemplated hereby have been duly authorized by all required corporate action on behalf of the PURCHASER. This AGREEMENT has been duly and validly executed and delivered by the PURCHASER and, assuming due authorization, execution and delivery by the SELLERS, constitutes a legal, valid and binding obligation of the PURCHASER, enforceable against it in accordance with its terms.

Section 8.3 Non-Contravention. The execution, delivery and performance by the PURCHASER of its obligations hereunder and the consummation of the transactions contemplated hereby, will not (a) violate, conflict with or result in the breach of any provision of the certificate of incorporation or by-laws or other corporate charter documents of the PURCHASER (b) result in the violation by the PURCHASER of any LAW or ORDER of any United States REGULATORY AUTHORITY applicable to the PURCHASER, (c) to the


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT

KNOWLEDGE of the PURCHASER, result in the violation by the PURCHASER of any LAW or ORDER of any foreign REGULATORY AUTHORITY applicable to the PURCHASER.

Section 8.4 Approvals and Consents. All consents, approvals or actions of, filing with or notices to any REGULATORY AUTHORITY or any PERSON, necessary or required under any of the terms, conditions or provisions of any LAW or ORDER of any REGULATORY AUTHORITY or any INSTRUMENT to which the PURCHASER is a party or by which any of the assets or the property of the PURCHASER is bound, for the execution and delivery of this AGREEMENT by the PURCHASER, the performance by the PURCHASER of its obligations hereunder or the consummation of the transactions contemplated hereby, if any, have been obtained or given by the PURCHASER, at no expense to the SELLERS, and none has been withdrawn or modified.

Section 8.5 No Restrictions. There is no suit, action, claim, investigation or inquiry by any REGULATORY AUTHORITY, and no legal, administrative or arbitration proceeding pending or, to the KNOWLEDGE of the PURCHASER, threatened against the PURCHASER, with respect to the execution, delivery and performance of this AGREEMENT or the transactions contemplated hereby or any other agreement entered into by the PURCHASER in connection with the transactions contemplated hereby.

Section 8.6 No Litigation. At the CLOSING DATE, there are no actions, suits, proceedings at law or in equity by any PERSON, or any arbitrations or any administrative or other proceedings by or before (or to the KNOWLEDGE of the PURCHASER, any investigations by) any REGULATORY AUTHORITY, pending or, to the KNOWLEDGE of the PURCHASER, threatened, against the PURCHASER with respect to this AGREEMENT or the transactions contemplated hereby.

Section 8.7 No Brokers. No broker, finder, agent or similar intermediary has acted on behalf of the Purchaser or its Affiliates in connection with this Agreement or the transactions contemplated hereby, and no brokerage commissions, finders' fees or similar fees, commissions or payments are due by the Purchaser or its Affliates in connection therewith based on any agreement, arrangement or understanding with any of them.

                                   ARTICLE IX
                                    WARRANTY

Section 9.1 Reliability. Notwithstanding any right that the PURCHASER may have to fully investigate the affairs of any SELLER, and notwithstanding any knowledge of facts determined or determinable pursuant to such investigation or right of investigation, the PURCHASER shall have the right


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT
to rely fully upon the representations, warranties, covenants and agreements of any SELLER contained in this AGREEMENT. Notwithstanding any right that any SELLER may have to fully investigate the affairs of the PURCHASER, and notwithstanding any knowledge of facts determined or determinable pursuant to such investigation or right of investigation, each SELLER shall have the right to rely fully upon the representations, warranties, covenants and agreements of the PURCHASER contained in this AGREEMENT and the Schedules furnished by the PURCHASER pursuant to this AGREEMENT, or in any certificate delivered at the CLOSING by the PURCHASER.

Section 9.2 Sellers' Indemnification Obligations. Subject to the limitations contained in Section 9.6 hereof, the Sellers hereby agree to indemnify severally (conjointement) the Purchaser for) to protect, save and keep harmless the Purchaser from, and to assume liability for any Losses that may be imposed on or incurred by the Purchaser or the Company as a consequence of or in connection with (i) any inaccuracy or breach of any representations or warranties contained in ARTICLE VII herein or (ii) any breach of or failure by him, her or it to comply with or perform any agreement, covenant and obligation contained in this Agreement.

Section 9.3 PURCHASER'S Indemnification Obligations. Subject to the limitations set forth in Section 9.6 hereof, the PURCHASER hereby agrees to indemnify the SELLERS for, to protect, save and keep harmless the SELLERS from and to assume liability for any LOSSES that may be imposed on or incurred by the SELLERS as a consequence of or in connection with (i) any inaccuracy or breach of any representations or warranties contained in ARTICLE VIII herein or (ii) any breach of or failure by the PURCHASER to comply with or perform any agreement, covenant and obligation contained or referred to in this AGREEMENT.

Section 9.4 Tax benefit. In the event of a Loss, the evaluation thereof shall be net of any tax benefit actually realized by the INDEMNIFIED PARTY (it being understood that any such benefit shall be paid in the first instance by the INDEMNIFYING PARTY and reimbursed by the INDEMNIFIED PARTY upon the realization of the benefit). Notwithstanding the general nature of the foregoing, it is understood and agreed that (a) any VAT reassessment shall be paid by the INDEMNIFYING PARTY only to the extent that the amount resulting from such reassessment shall not be deductible or reimbursable the following month; (b) any VAT reassessment shall be paid by the INDEMNIFYING PARTY and, if the amount of such reassessment can be collected from a third parties or otherwise reimbursed, shall be refunded by the INDEMNIFIED PARTY (c) any tax reassessment which represent a mere rescheduling of the amount due (such as reversal of provision or capitalization of overhead or administrative costs) shall not be included in the Loss, provided that said tax reassessment gives rise to an equivalent tax cut for the following fiscal year or years. Any amounts due by the Indemnifying Party to the Indemnified Party shall be paid in the first instance by the former to the latter under this AGREEMENT and should such amounts be covered under an insurance policy or any other


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT
guarantee granted by a third party, the INDEMNIFIED PARTY shall, after having actually received such amounts, reimburse the INDEMNIFYING PARTY. In all cases in which the INDEMNIFYING PARTY makes a prior payment to the INDEMNIFIED PARTY which is to be later reimbursed, the rights of the latter shall enure to the former under the principle of subrogation (paiement subrogatoire). In addition, any and all amounts due by the INDEMNIFYING PARTY to the INDEMNIFIED PARTY under this AGREEMENT shall be set off against any and all amounts resulting out of any decrease in the liabilities or any increase in the assets of the COMPANY as shown in the accounts of the COMPANY at the time of the CLAIMS NOTICE.

Section 9.5 Indemnification Procedures.

            9.5.1 Notice of Asserted Liability. The INDEMNIFIED PARTY shall promptly and within 45 (forty five) days, give a CLAIMS NOTICE which shall describe the ASSERTED LIABILITY in reasonable detail and indicate the amount (estimated, if necessary, and to the extent feasible) of the LOSSES that have been or may be suffered by said INDEMNIFIED PARTY.

      9.5.2 Defense of Asserted Liability. The INDEMNIFYING PARTY may elect to compromise, settle or defend, at its own expense and through its own counsel (said counsel to be reasonably satisfactory to the INDEMNIFIED PARTY), any ASSERTED LIABILITY. If the INDEMNIFYING PARTY elects to compromise, settle or defend such ASSERTED LIABILITY it shall within 30 days (thirty days) from the CLAIMS NOTICE (or sooner, if the nature of the ASSERTED LIABILITY so requires), notify the INDEMNIFIED PARTY in writing of its intent to do so and the INDEMNIFIED PARTY shall cooperate, at the request and expense of the INDEMNIFYING PARTY (the disbursement shall be made in advance by the INDEMNIFIED PARTY to be later reimbursed, a posteriori, by the INDEMNIFYING PARTY if calling the warranty was justified and to the extent that such disbursment does not exceed reasonable fees), in the settlement or compromise of, or defense against, such ASSERTED LIABILITY. If the INDEMNIFYING PARTY elects not to compromise, settle or defend the ASSERTED LIABILITY, or fails to notify the INDEMNIFIED PARTY of its election as herein provided, the INDEMNIFIED PARTY may pay, compromise, settle or defend said ASSERTED LIABILITY at the expense of the INDEMNIFYING PARTY (the disbursment shall be made in advance by the INDEMNIFIED PARTY to be later reimbursed, a posteriori, by the INDEMNIFYING PARTY if calling the warranty was justified and to the extent that such disbursement does nor exceed reasonable fees) and the INDEMNIFYING PARTY shall be bound by the results obtained by the INDEMNIFIED PARTY with respect to said ASSERTED LIABILITY. Notwithstanding the foregoing, the INDEMNIFYING PARTY may not settle or compromise any ASSERTED LIABILITY without the prior written consent of the INDEMNIFIED PARTY, if such settlement or compromise does not include an unconditional release from all liability without future obligation or prohibition on the part of the INDEMNIFIED PARTY. If an INDEMNIFIED PARTY objects to a bona fide settlement offer which provides solely for a monetary payment and includes an unconditional release from all liability without future obligation or prohibition on the part of the INDEMNIFIED PARTY, which the INDEMNIFYING PARTY


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

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wishes to accept, the INDEMNIFIED PARTY may continue to pursue the matter, free of any participation by the INDEMNIFYING PARTY, at the expense of the INDEMNIFIED PARTY. Were this to occur, the obligation of the INDEMNIFYING PARTY would be limited to the amount of the settlement offer which the INDEMNIFIED PARTY refused to accept plus the costs and expenses of the INDEMNIFIED PARTY incurred prior to the date on which the INDEMNIFYING PARTY notified the INDEMNIFIED PARTY of the settlement offer. Whatever the case may be, the INDEMNIFIED PARTY shall have the right to employ its own counsel with respect to an ASSERTED LIABILITY--the fees and expenses of said counsel shall be borne by the INDEMNIFIED PARTY unless the employment of such counsel has been authorized in writing by the INDEMNIFYING PARTY in connection with the defense of such action--and the INDEMNIFYING PARTY shall not have the right to effect the defense of such action on behalf of the INDEMNIFIED PARTY. If the INDEMNIFYING PARTY chooses to defend any ASSERTED LIABILITY, the INDEMNIFIED PARTY shall make available to the INDEMNIFYING PARTY any books, records or other documents within its control that are necessary or appropriate for such defense. The parties hereto agree to cooperate fully with one another in the defense, compromise or settlement of any ASSERTED LIABILITY. The disbursment shall be made in advance by the INDEMNIFIED PARTY to be later reimbursed, a posteriori, by the INDEMNIFYING PARTY if calling the warranty was justified.

Section 9.6 Limitations on Indemnification.

            9.6.1 Termination of the SELLERS' Indemnification Obligations. The obligation of the SELLERS to indemnify under ARTICLE II hereof shall terminate on October 15, 2002 except for matters regarding which the PURCHASER has made a claim for indemnification or given a CLAIMS NOTICE on or prior to this date, in which case the right to indemnification with respect thereto shall survive until the related claim for indemnification has been finally resolved and all obligations with respect thereto are fully satisfied.

            9.6.2 Termination of the PURCHASER'S Indemnification Obligations. The obligation of the PURCHASER to indemnify under Section 4.1 hereof shall terminate on October 15, 2001 except for matters regarding which any SELLER has made a claim for indemnification or given a CLAIMS NOTICE on or prior to this date, in which case the right to indemnification with respect thereto shall survive until the related claim for indemnification has been finally resolved and all obligations with respect thereto are fully satisfied.

            Section 9.7 Treatment. Indemnity payments by an INDEMNIFYING PARTY to an INDEMNIFIED PARTY under this Article IX shall be treated by the parties as an adjustment to the PURCHASE PRICE.

            Section 9.8 Survival. The representations made by the SELLERS in this AGREEMENT reflect the situation of the COMPANY at the time of the CLOSING and shall continue to do so until the time of the


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT

BALANCE SHARES EXERCISE NOTICE, subject to the provisions hereafter. The warranties, covenants and agreements of the SELLERS and the PURCHASER contained in this AGREEMENT shall survive the BALANCE SHARES EXERCISE NOTICE subject to the provisions of Sections 9.6.1 and 9.6.2. Nevertheless, no event occuring after the CLOSING DATE in the ordinary course of business or with the approval of the PURCHASER or contained within a representation which expressly reflects the situation of the COMPANY at the CLOSING DATE, may be used as a ground for the enforcement of the indemnification obligations of the parties. If, before the EXERCISE of the BALANCE SHARES CALL RIGHT an event occurs which might cause the warranty to become enforceable, the latter may send a NOTICE to the PURCHASER on this matter. The PURCHASER shall not invoke the warranty for any event of which he had received notice before the EXERCISE of the BALANCE SHARES CALL RIGHT. If the event notified to the PURCHASER does not have a MATERIAL ADVERSE EFFECT, the PURCHASER shall not invoke the warranty for said event, even if the BALANCE SHARES PUT RIGHT has been exercised.


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT

                                     PART VI

                                  MISCELLANOUS


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT

                                    ARTICLE X
                                  MISCELLANEOUS

Section 10.1 Expenses. The parties hereto shall pay all of their own expenses relating to the transactions contemplated by this AGREEMENT, including, but not limited to, the fees and expenses of their respective legal counsel and financial advisers.

Section 10.2 Publication. Subject to the provisions of the next sentence, no party to this AGREEMENT will, and the SELLERS shall insure that no representative of the COMPANY shall, issue any press release or other public document or make any public statement or give any information to any third party relating to this AGREEMENT or the matters contained herein without obtaining the prior approval of the PURCHASER, the COMPANY and the SELLERS. Notwithstanding the above-mentioned, the foregoing provision shall not apply to the extent that the PURCHASER is required to make any announcement relating to or arising out of this AGREEMENT by virtue of the federal securities laws of the United States of America or the rules and regulations promulgated thereunder or other rules of the National Association of Securities Dealers or other stock exchanges on which the securities of the PURCHASER may then be traded, or any announcement by any party or the COMPANY pursuant to applicable law or regulations.

Section 10.3 Confidentiality. The parties agree that they will not, at any time, disclose to any PERSON whomsoever any CONFIDENTIAL INFORMATION, or utilize such CONFIDENTIAL INFORMATION for their own benefit (except as absolutely necessary in order to fully enjoy the rights bestowed upon them by this AGREEMENT), nor for the benefit of third parties (except the PURCHASER'S AFFILIATES). In the event that a parry becomes legally required to disclose any CONFIDENTIAL INFORMATION, it shall provide the other parties with prompt notice thereof so that they may seek a protective order or other appropriate remedy, or waive compliance with the provisions of this Section to permit a particular disclosure. In the event that such protective order or other remedy is not obtained, or that compliance with the provisions of this Section is waived to permit a particular disclosure, the disclosing party will furnish only that portion of the CONFIDENTIAL INFORMATION which it is legally required to disclose and, at the other party's expense, will cooperate with the efforts of that other party to obtain a protective order or other reliable assurance that confidential treatment will be accorded to the CONFIDENTIAL INFORMATION. Notwithstanding the foregoing, the parties agree to take all necessary and appropriate measures to ensure that third parties (except the PURCHASER'S AFFILIATES) are barred access to the CONFIDENTIAL INFORMATION; in particular, they shall make certain that said CONFIDENTIAL INFORMATION be accessible exclusively to their directors and officers, employees, or legal counsel or financial advisors who are (i) directly involved in the business relations between the parties and (ii) are bound to secrecy in


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT
accordance with all of the legal or contractual provisions, to which they are subject, and this even in the event that they cease to be in the employment of their company.

Section 10.4 Notices. Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder by any party to any other party shall be in writing and shall be deemed to have been given (a) upon personal delivery, if delivered by hand, (b) five days after the date of deposit in the mail, postage prepaid, if mailed by certified or registered mail, or (c) the next business day (i) if sent by facsimile transmission with electronic confirmation of receipt -- provided that a reconfirmation is then sent in writing by a prepaid overnight courier -- or (ii) by a prepaid overnight courier service, and in each case at the respective addresses or numbers set forth below or in the preamble or any other address or number as declared and notified by the party:

If to the PURCHASER, at the following addresses:

AGENCY.COM LTD.
665 Broadway
New York, NEW YORK 10012
Attention:  Chief Financial Officer
Fax:  (212) 358-8256

with a copy to:

Janet Ambrosi Wertman
AGENCY.COM LTD.
1111 Chautauqua Boulevard
Pacific Palisades, CALIFORNIA 90272
Fax:  (310) 230-6936

Section 10.5 Restrictions to Transfer. This AGREEMENT may not be transferred, assigned, pledged or hypothecated by any of the SELLERS, other than by operation of law. The PURCHASER shall have the right to assign its rights and/or obligations pursuant to this AGREEMENT to a wholly owned subsidiary, provided that the SELLER'S prerogative set forth in Section 4.1 of this AGREEMENT is unaffected by said transfer, provided that the PURCHASER remains jointly bound by the terms of this AGREEMENT and provided that such subsidiary shall be deemed to be included within the defined term "PURCHASER" for the purpose of this AGREEMENT. This AGREEMENT shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

Section 10.6 No Waiver. No waiver of any breach or default under this AGREEMENT shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT

Section 10.7 Cooperation. Each party to this AGREEMENT shall cooperate and take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions of this AGREEMENT.

Section 10.8 Severability. In the event that any provision of this AGREEMENT is found to be void or unenforceable by an arbitrator or a court of competent jurisdiction, the remaining provisions of this AGREEMENT shall nevertheless be binding upon the parties with the same effect as if the void or unenforceable part had been severed and deleted. Were any provision of this AGREEMENT to be void or unenforceable, the parties agree to make all necessary and bona fide efforts to replace it with a valid provision having an equivalent economic result. However, in the event that the parties are unable to reach an agreement on a replacement provision and provided that the void or unenforceable provision is an essential one, the defendant in the initial action for rescission may request that the AGREEMENT in its entirety be declared null and void.

Section 10.9 Indivisibility of the Entire agreement. The NON CORPORATE SELLERS and the PURCHASER have concluded a separate Warranty Agreement; both this AGREEMENT and the Warranty Agreement, including all documents and Schedules referred to in either, contain the entire understanding of the NON CORPORATE SELLERS and the PURCHASER with respect to the subject matter contained herein and therein and this AGREEMENT, including all documents and Schedules referred to in it, contain the entire understanding of the CORPORATE SELLERS and the PURCHASER with respect to the subject matter contained herein. This AGREEMENT and the Warranty Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter. This AGREEMENT and the Warranty Agreement are indivisible; should one of them become void or unenforceable, the other shall be deemed null and void. Notwithstanding, if the request for rescision or premature termination of the Warranty Agreement is made by the PURCHASER, then the PURCHASER shall not invoke the indivisible nature of the AGREEMENTS. In all other cases, the rescission or premature termination of the Warranty Agreement will automatically cause the termination of this AGREEMENT, except between the PURCHASER and the CORPORATE SELLERS, whereby the rescission or premature termination of the Warranty Agreement will not cause the termination of this AGREEMENT.

Section 10.10 Amendments. This AGREEMENT may not be amended, supplemented or modified orally, but only by an agreement in writing, signed by the PURCHASER and the SELLERS.

Section 10.11 Captions. The Article, Section and Subsection captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this AGREEMENT.


AGENCY.COM                 Frederic PIE            Carine BARBELIVIEN

/s/ ST                     /s/ FP                  /s/ CB

Francis MELEARD            IN-COM                  GALILEO

/s/ MF                     /s/ [Illegible]         /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT

Section 10.12 Governing Law. The interpretation and construction of this AGREEMENT and all matters relating thereto, shall be governed by the laws of France, without reference to its conflict of laws provisions.

Section 10.13 Arbitration. Any controversy or claim arising out of or relating to this AGREEMENT, or any breach thereof, shall be settled by arbitration. Notwithstanding, no party to this AGREEMENT shall be precluded from applying to a proper court for injunctive relief by reason of the prior or subsequent commencement of an arbitration proceeding as herein provided. The sole arbitrator shall be nominated by mutual consent of the parties to the arbitration. In the event that this arbitrator has not been nominated within a month following notice, by any one party to the other party or parties against whom the claim is being lodged, of its intention to commence arbitration proceedings, the arbitrator shall be appointed by the Chief Justice of the Higher Court of Paris (president du tribunal de grande instance de Paris) upon request of the most expeditious party; the arbitrator so appointed shall be a Professor of French Law, independent from the parties, both English and French speaking, and have already served as an arbitrator on a prior occasion. The determination of the arbitrator shall be final and binding upon the parties to the arbitration without the right of appeal. The arbitration shall be held in Paris, France, according to the rules of procedure applicable to actions brought before the Commercial Courts (tribunaux de commerce). The applicable law for the merits of the dispute shall be French law. The fees and expenses of the arbitrator shall be advanced, if need be, by the parties, on a prorata basis on 3/4 for the claimant or claimants and 1/4 for the defendant or defendants, and definitively paid and/or reimbursed by the non-prevailing party or parties. The duration of the arbitration proceedings including the rendering of the award shall not exceed 8 months (eight months). The award shall be final and binding upon the parties to the arbitration without the right of appeal.

      In witness whereof, the parties hereto have executed this AGREEMENT, in seven counterparts, on the day and year first above written.

                        AGENCY.COM

By: Johnathan P. Taun   /s/ Johnathan P. Taun

Frederic PIE            Carine BARBELIVIEN             Francis MELEARD

/s/ FP                  /s/ Barbelivien                /s/ FM


                        IN-COM

By:                     /s/ [Illegible]


                        GALILEO

By:                     /s/ [Illegible]

[LOGO] PICTORIS ACQUISITION AGREEMENT

                                                                       Exhibit F
                                                          (Pictoris Acquisition)

                      INVESTMENT REPRESENTATION CERTIFICATE

      Pursuant to an Acquisition Agreement of even date herewith (the "Acquisition Agreement") entered into by and among AGENCY.COM Ltd., a Delaware corporation ("Purchaser") and the shareholders of Pictoris Interactive S.A. ("the Company"), Purchaser has purchased 5% of the outstanding shares of the Company. In addition, Purchaser has acquired the right to purchase the remaining shares of the Company, and the Sellers have acquired the right, exercisable under certain circumstances, to require the Purchaser to purchase the remaining shares of the Company. In the event that either of these two rights is exercised, the Purchaser will issue shares of its common stock ("Purchaser Shares") to the Sellers as set forth in the Acquisition Agreement. Unless otherwise indicated, capitalized terms not defined herein have the meanings set forth in the Acquisition Agreement.

      The undersigned ("Seller") understands that the execution of this Certificate is a condition precedent to Purchaser's obligation to enter into the Acquisition Agreement.

      Seller hereby represents and warrants as follows:

      1. Investment Representations.

            (a) The Purchaser Shares which may be issued to Seller pursuant to the Acquisition Agreement will be acquired for investment for Seller's own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and Seller has no present intention of selling, granting any participation in, or otherwise distributing such Purchaser Shares. By executing this Investment Representation Certificate, Seller further represents that it has no present contract, undertaking, agreement or arrangement with anyone to sell, transfer or grant participations with respect to any of the Purchaser Shares.

            (b) Seller understands and acknowledges that the issuance of the Purchaser Shares pursuant to the Acquisition Agreement is being effected on the basis that the issuance of such securities is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") and that Purchaser's reliance upon such exemption is predicated upon Seller's representations. (Notwithstanding the foregoing, it is understood and agreed that Seller may also rely upon an alternative exemption from registration, such as that provided pursuant to Regulation 5, without notice to the Seller).

            (c) Seller further represents that he/she/it: (i) is not a U.S. person (as such term is defined in Regulation S), and is not acquiring the Purchaser Shares for the account or benefit of any U.S. person, (ii) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Purchaser Shares; (iii) has received all the information he/she/it has requested from Purchaser that he/she/it considers necessary or appropriate for deciding whether to accept the Purchaser Shares; (iv) has the ability to bear the economic risks of his/her/its prospective investment; (v) is able, without materially impairing its financial condition, to hold the Purchaser Shares for an indefinite period of time and to suffer complete loss on his/her/its investment.

            (d) Each certificate representing Purchaser Shares issued pursuant hereto to Seller and any shares issued or issuable in respect of any such Purchaser Shares upon any stock split, stock dividend, recapitalization, or similar event, shall be stamped or otherwise imprinted with legends in the following form (in addition to any legend required under applicable state securities laws):

            THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, IN ACCORDANCE WITH REGULATION S OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

            (e) The certificates evidencing the Purchaser Shares shall also bear any legend required pursuant to any state, local or foreign law governing such securities.

            (f) Seller understands and acknowledges that the Purchaser Shares have not been registered under the 1933 Act and that the Purchaser Shares may not be offered, sold, pledged or otherwise transferred except pursuant to an effective registration statement, in accordance with Regulation S or pursuant to an exemption from registration under the 1933 Act, and the Seller may not engage in hedging transactions with regard to the Purchaser Shares unless in compliance with the 1933 Act.

            (g) Seller acknowledges that the Purchaser Shares shall not be transferable except upon the conditions specified in this Certificate. Seller will cause any proposed transferee of the Purchaser Shares held by him/her to agree to take and hold such Purchaser Shares subject to the provisions and upon the conditions specified in this Certificate.

            (h) Prior to any proposed transfer of any Purchaser Shares, unless there is in effect a registration statement under the 1933 Act covering the proposed transfer, Seller shall give written notice to Purchaser of his/her intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall, if Purchaser so requests, be accompanied (except in transactions in compliance with Rule 144 promulgated under the 1933 Act) by either (i) a written opinion of legal counsel reasonably satisfactory to Purchaser, addressed to Purchaser at its then headquarters office, to the effect that the proposed transfer of Purchaser Shares may be effected without registration under the 1933 Act; or (ii) a "No Action" letter from the Securities and Exchange Commission (the "Commission") to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Purchaser Shares shall be entitled to transfer such Purchaser Shares in accordance with the terms of the notice delivered by the holder to Purchaser. Each certificate evidencing the Purchaser Shares transferred as above provided shall bear the appropriate restrictive legend set forth in clause (d) above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for Purchaser such legend is not required in order to establish compliance with any provisions of the 1933 Act, which opinion will not be unreasonably withheld.

      2. Parties in Interest.

            This Certificate shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

      3. Governing Law.

            This Certificate shall be construed in accordance with the laws of the State of New York, without application of conflict of laws provisions applicable therein.

            IN WITNESS WHEREOF, Seller has executed this Certificate as of the day and year first above written.


                                        ________________________________________
                                                       [Name]


Agreed to and Accepted:

AGENCY.COM LTD.


By: /s/ Jonathan P. Tann
   --------------------------------
   Name:  Jonathan P. Tann
   Title: VP Corporate Development